Exhibit 10.16

                           PURCHASE AND SALE AGREEMENT

1. PARTIES

      1.1   Wireless Age Communications Inc. (the "Purchaser")

      1.2   Phantom Fiber Corporation (the "Vendor")

      1.3   Prime Battery Products Limited (the "Corporation")

2. RECITALS

      2.1 This agreement sets out the terms and conditions by which the Purchaser agrees to purchase and the Vendor agrees to sell all of the shares of the Corporation plus other assets and liabilities listed in Schedule A. The above will be collectively referred to as the "Prime Battery Business".

3. PURCHASE AND SALE OF SHARES AND INTELLECTUAL PROPERTY RIGHTS

      3.1 The Purchaser agrees to purchase the Prime Battery Business from the Vendor and agrees to tender in full satisfaction of the purchase price, seven hundred thousand ("700,000") restricted common shares of the Purchaser (the "Shares").

      3.2 The Purchaser also agrees to issue 200,000 additional restricted common shares as an Earn Out Arrangement (the "Earn Out") as follows over a one year period from closing:

            3.2.1 50,000 common shares issuable on November 30, 2004, February
                  28, 2005, May 31, 2005 and August 31, 2005,

            3.2.2 Payment of the Earn Out shall be subject to the Corporation continuing to earn royalties under existing agreements with Simmtronics Limited and SureCells Portable Power Ltd.

      3.3 All restricted common shares issuable pursuant to this Agreement shall be included in the next available appropriate registration statement filed by the Purchaser ("Piggy Back Registration Rights").

      3.4 The Purchaser further agrees to assume certain assets and liabilities associated with the Prime Battery Business as listed in Schedule A of this Agreement.

      3.5 The Vendor agrees to sell to the Purchaser the Prime Battery Business and to accept the Payment in full satisfaction of the purchase price.

      3.6 Each Party agrees to cooperate with the other party and to provide access to all information reasonably requested by another party to verify the truthfulness of the representations and warranties contained herein or in any other collateral document.

      3.7 The Purchaser will report the existence of royalties earned from Simmtronics Limited and SureCells Portable Power Ltd. at November 30, 2004, February 28, 2005, May 31, 2005 and August 31, 2005. The
            Vendor has the right to inspect any records of the Purchaser necessary to verify the royalties reported.

      3.8 The effective date of closing of the purchase and sale contemplated herein shall be September 13, 2004 (the "Closing Date"). Upon the closing, the transfer of Shares shall be effective from and after the effective date of closing.

      3.9 The obligation of the Vendor to complete this agreement is subject only to the following; the representations and warranties of the Purchaser shall be true in all material respects now and on the Closing Date.

4. REPRESENTATIONS AND WARRANTIES

      Representations and Warranties of the Vendor

      4.1 The Vendor and the Corporation represent and warrant as of the date of execution of this agreement, and as of the Closing Date, as follows:

            4.1.1 The Vendor is duly incorporated and validly subsisting under the laws of the State of Delaware.

            4.1.2 The Corporation is duly incorporated and validly subsisting under the laws of the Province of Ontario.

            4.1.3 The Vendor and the Corporation have full right, power and capacity to enter into this agreement and perform the obligations of the Vendor and the Corporation contained herein.

            4.1.4 The execution and delivery of this agreement and the consummation of the transactions contemplated herein, have been duly authorized, executed, and delivered by proper corporate action of the Vendor and the Corporation.

            4.1.5 This agreement is valid and binding as against the Vendor and the Corporation, enforceable against such parties in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application affecting the enforcement of creditors rights or by general principles of equity.

            4.1.6 The execution, delivery, or performance of the Vendor and the
                  Corporation of this agreement, or compliance with the terms and provisions of this agreement, or the consummation of the transactions contemplated by this agreement will not:

                  a) to the best of the knowledge of the Vendor and the Corporation, without investigation, contravene any applicable law, statute, rule, regulation, order, writ, injunction, or decree of any Federal, state, provincial or local government, court or governmental department, commission, board, bureau, agency, or instrumentality;


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

                  b) conflict or be inconsistent with, or result in any breach of any of the terms, covenants, conditions, or provisions of, or constitute a default (either immediately or without notice or the passage of time or both) under any indenture, mortgage, deed of trust, credit agreement, or instrument or any other material agreement or instrument to which any of the Vendor or the Corporation is a party or by which it may be bound or to which and of the foregoing may be subject; or

                  c) violate any provisions of the charter documents or bylaws or other constituting document of any of the Vendor or the Corporation.

            4.1.7 The Vendor is the legal and beneficial owner of all of the
                  Prime Battery Assets free of encumbrances.

Representations and Warranties of the Purchaser

      4.2 The Purchaser represents and warrants as of the date of execution of this agreement, and as of the Closing Date, as follows:

            4.2.1 The Purchaser is duly incorporated and validly subsisting under the laws of the state of Nevada.

            4.2.2 The Purchaser has full right, power and capacity to enter into this agreement and perform the obligations of the Purchaser contained herein.

            4.2.3 The execution and delivery of this agreement and the consummation of the transactions contemplated herein, have been duly authorized, executed, and delivered by proper corporate action of the Purchaser.

            4.2.4 This agreement is valid and binding as against the Purchaser, enforceable against such parties in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws of general application affecting the enforcement of creditors rights or by general principles of equity.

            4.2.5 All consents, approvals, qualifications, orders and
                  authorizations of, or filings with all local, state, provincial, and federal governmental authorities required on the part of the Purchaser in connection with the Purchaser's valid execution, delivery or performance of this agreement, the offer, sale, issuance or delivery of common shares of the Purchaser, or the performance by the Purchaser of its obligations in respect thereof have been obtained and all required filings have been made or will continue to be made on a timely basis.

5. GENERAL

      5.1 This Agreement is binding on the parties, and together with the documents


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

            contemplated herein constitutes the whole and complete statement of agreement between the parties as to the subject matter hereof.

      5.2 Each of the parties hereto agrees to do such further acts and execute such further documents as may be necessary or appropriate to give effect to the terms of this Agreement both before and after the closing.

      5.3 The parties attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario. The laws of the Province of Ontario shall govern the validity and interpretation of this agreement.

      5.4 Each of the parties hereto individually represents and warrants that it has the right, power, and capacity to enter into and perform is obligations as set out herein.

      5.5   Notices shall be sent by registered mail to the following addresses:

            For the Vendor:
                     Phantom Fiber Corporation
                     144 Front Street West, Suite 580
                     Toronto, ON. M5J 2L7

            For the Purchaser:
                     Wireless Age Communications Inc.
                     13980 Jane Street
                     King City, Ontario
                     L7B 1A3

      5.6 This agreement is not assignable by the Vendor or the Purchaser, without written permission of the other.

      5.7 The parties confirm that there have been no brokers or finders in connection with the transactions contemplated herein, and each party agrees to indemnify the other against and brokers' or finders' fees or commissions or other compensation sought by persons purporting to have acted as agent or finder for such party in connection with the transactions contemplated herein.

      5.8 Each party is responsible for his or her or its own expenses, including professional fees and disbursements and applicable taxes, in connection with the negotiation, drafting, execution and delivery of this agreement, and the conduct of any due diligence sought to be conducted by such party, except as otherwise expressly provide to the contrary.

                             SIGNATURE PAGE FOLLOWS


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

IN WITNESS WHEREOF the parties have caused this agreement to be executed as of the day and year first above written.

Phantom Fiber Corporation


-----------------------------------------
Jeff Halloran, Chief Executive Officer

Witness to Jeff Halloran's signature:


-----------------------------------------
Print Name


-----------------------------------------
Signature


Wireless Age Communications, Inc.


-----------------------------------------
John G. Simmonds, Chief Executive Officer

Witness to John G. Simmonds' signature:


-----------------------------------------
Print Name


-----------------------------------------
Signature


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

                                   SCHEDULE A
              ASSETS AND LIABILITIES OF THE PRIME BATTERY BUSINESS

The following items are to be considered the complete set of assets to be purchased and liabilities to be assumed, in addition to the assets and liabilities in the records of the Prime Battery Products Limited, as a part of this transaction.

      1. All the issued and outstanding common shares of Prime Battery Products Limited (see attached Balance Sheet as at July 31, 2004)

      2.    Prime Battery Business assets and liabilities

                  i.    Listed as assets of discontinued operations

                  Notes receivable                            180,000
                  Accounts receivable                          13,975
                  Deferred costs                               33,500
                  Due to/from related parties                  68,121
                  Equipment, net                                2,381
                  Intangible assets                            10,000
                                                              -------

                  Total assets of discontinued operations     307,977
                                                              -------

                  ii.   Other liabilities of Pivotal to be assumed

                  John Simmonds                               $   558
                  Source deductions                            21,819
                                                              -------

                  Total                                       $22,377

      3.    Prime Wireless assets and liabilities

                  Cash                                        (19,848)
                  Accounts receivable                          15,443
                  Equipment, net                                1,100
                  Accounts payable                              2,563


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

                         Prime Battery Products Limited
                                  Balance Sheet
                               As at July 31, 2004

ASSETS
      Current Assets
               Prime Cdn                                             (1,535.18)
               Prime USD                                                 10.93
                                                                   -----------
           Total Chequing/Savings                                    (1,524.25)
           Accounts Receivable
               Accounts Receivable                                   51,376.64
               Accounts receivable - USD                              3,564.62
                                                                   -----------
           Total Accounts Receivable                                 54,941.26
               A/R Clearing USD                                           0.09
               Allowance for Doubtful Accounts                      (24,009.31)
               Prepaids                                               3,700.00
                                                                   -----------
           Total Other Current Assets                               (20,309.22)
                                                                   -----------
      Total Current Assets                                           33,107.79
               Accumulated Amort-Computer                            (5,091.06)
               Computer Software/Hardware - Other                    14,119.29
                                                                   -----------
           Total Computer Software/Hardware                           9,028.23
                                                                   -----------
      Total Fixed Assets                                              9,028.23
           I/C  Wireless Age Comm. Inc.                            (310,550.00)
           I/C A C Simmonds/Wireless Srce                           (41,181.38)
           I/C AC Simmonds-DCS Electronics                           (7,156.54)
           I/C Pivotal Self-Service                                 (60,639.55)
           I/C Prime Wireless                                        27,971.76
           I/C Simmonds Capital                                      40,730.00
           I/C SMMI                                                     140.60
           I/C Trackpower                                             3,655.53
                                                                   -----------
      Total Other Assets                                           (347,029.58)
                                                                   -----------
TOTAL ASSETS                                                       (304,893.56)
                                                                   ===========
LIABILITIES & EQUITY
      Liabilities
           Current Liabilities
               Accounts Payable
                   Accounts Payable                                  98,851.38
                   Accounts Payable - USD                             8,524.10
                                                                   -----------
               Total Accounts Payable                               107,375.48
               Other Current Liabilities
                   Accrued Liabilities                                5,679.65
                   GST Payable                                        5,750.96
                                                                   -----------
               Total Other Current Liabilities                       11,430.61
                                                                   -----------
           Total Current Liabilities                                118,806.09
                                                                   -----------
      Total Liabilities                                             118,806.09
      Equity
           Opening Bal Equity                                        11,841.79
           Retained Earnings                                       (397,419.86)
           Net Income                                               (38,121.58)
                                                                   -----------
      Total Equity                                                 (423,699.65)
                                                                   -----------
TOTAL LIABILITIES & EQUITY                                         (304,893.56)
                                                                   ===========